CONFORMED

WESTERN GOLDFIELDS, INC.

31,115,000 Shares

Common Stock
($0.01 par value per Share)

Underwriting Agreement

January 18, 2007

Underwriting Agreement

January 18, 2007
Wellington West Capital Markets (USA) Inc.
BMO Capital Markets Corp.
as Managing Underwriters
c/o Wellington West Capital Markets Inc.
145 King Street West, Suite 700
Toronto, ON
Canada, M5H 1J8

Ladies and Gentlemen:

Western Goldfields, Inc., an Idaho corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 31,115,000 shares (the “Firm Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 2,215,000 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-137847) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. Such registration statement, as so amended, has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of the preliminary prospectus supplement dated January 17, 2007, and the documents incorporated by reference therein, relating to the Shares. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means such preliminary prospectus supplement, in the form so furnished, including the basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The Company has also filed with the Canadian securities regulatory authorities in the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, New Brunswick, Nova Scotia, Prince Edward Island, Newfoundland and Labrador (the “Canadian Regulatory Authorities”, an “MJDS Prospectus” as defined in Canadian National Instrument 71-101 (“NI 71-101”) and obtained a receipt therefore. The Company and the Underwriters agree to the covenants, and make the representations and warranties regarding offers and sales of Firm Shares and Additional Shares in Canada as set out on Schedule C.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.  Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of Cdn $2.115 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by Wellington West Capital Markets (USA) Inc. (“Wellington”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the third business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as Wellington may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof.

2.  Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) or another depository designated by the Underwriters for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on January 25, 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 9 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of White & Case LLP at 1155 Avenue of the Americas, New York, NY 10036, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3.  Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a)  the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b)  the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Basic Prospectus complied, as of its date and the date it was filed with the Commission, complies as of the date hereof and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; each Pre-Pricing Prospectus and the Prospectus Supplement will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, and the latest additional time of purchase, if any, did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act;

(c)  prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company;

(d)  as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Description of common stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Description of common stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus)”; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right, except no representation is made with respect to any preemptive right under statute or common law; as of the time of purchase, the Shares will be conditionally approved for listing on the Toronto Stock Exchange (the “TSX”);

(e)  the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Idaho, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares to be sold by it pursuant hereto as contemplated herein;

(f)  the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiary (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the TSX (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(g)  the Company has no “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X of the Commission) other than Western Mesquite Mines, Inc. (the “Subsidiary”); the Company owns all of the issued and outstanding capital stock of the Subsidiary; other than the capital stock of the Subsidiary, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and the Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(h)  the Shares to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not issued in violation of any contractual preemptive rights, resale rights, rights of first refusal and similar rights, except no representation is made with respect to any preemptive right under statute or common law; the Shares to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will not be issued in violation of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party;

(i)  the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the certificates for the Shares are in due and proper form;

(j)  this Agreement has been duly authorized, executed and delivered by the Company;

(k)  neither the Company nor the Subsidiary is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations applicable to the TSX), or (E) any decree, judgment or order applicable to it or any of its properties, except, with respect to clauses (B) through (D) as would not have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole;

(l)  the execution, delivery and performance of this Agreement, the issuance and sale of the Shares to be sold by the Company pursuant hereto and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or the Subsidiary pursuant to) (A) the charter or bylaws of the Company or the Subsidiary, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations applicable to the TSX), or (E) any decree, judgment or order applicable to the Company or the Subsidiary or any of their respective properties, except, with respect to clauses (B) through (D) as would not have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole;

(m)  no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX, and the Canadian Regulatory Authorities), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) under the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”), (iv) the filing under NI 71-101 of an MJDS Prospectus and required supplements and amendments, (v) approval of the TSX regarding the listing of the Shares, or (vi) as have been or will be obtained prior to the time of sale or additional time of sale, as the case may be;

(n)  except as described in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

(o)  each of the Company and the Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses except where failure to have such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; neither the Company nor the Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or the Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(p)  there are no actions, suits, claims, reviews, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or the Subsidiary or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or the Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

(q)  HJ & Associates, LLC, whose report on the consolidated financial statements of the Company and the Subsidiary is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(r)  the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the Subsidiary as of the dates indicated and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiary do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), that are required to be disclosed in the Registration Statement under the applicable rules of the Act but that are not described in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, of “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(s)  subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, financial condition or results of operations of the Company and the Subsidiary taken as a whole, (ii) any transaction which is material to the Company and the Subsidiary taken as a whole or (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the Subsidiary;

(t)  the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and senior officers (listed on Schedule D attached hereto);

(u)  neither the Company nor the Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, immediately after giving effect to the offering and sale of the Shares, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(v)  except as disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, the Company and the Subsidiary have good and marketable title to all property (real and personal) described the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except where any deficiencies in title, liens, claims, security interests or other encumbrances would not have a Material Adverse Effect on the Company and its Subsidiary, taken as a whole; all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or the Subsidiary is held thereby under valid, subsisting and enforceable leases, except, where deficiencies in such ownership or lease would not have a Material Adverse Effect on the Company and its Subsidiary, taken, as a whole;

(w)  neither the Company nor the Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company or the Subsidiary, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Subsidiary and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or the Subsidiary;

(x)  each of the Company and the Subsidiary: (i) is in compliance with any and all applicable foreign, federal, state and local laws, regulations, rules, orders, judgments, and decrees relating to hazardous or toxic substances or wastes, pollutants or contaminants, or protection of human health and safety, the environment or wildlife (including flora and fauna) (collectively, “Environmental Laws”); (ii) except as to be disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole. Except as to be disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole;

(y)  except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole, with respect to any premises leased by the Company and the Subsidiary, the Company and the Subsidiary occupy the leased premises and have the right to occupy and use the leased premises and each of the leases pursuant to which the Company and the Subsidiary occupy the leased premises is in good standing and in full force and effect. Any real property (and the buildings constructed thereon) in which the Company or the Subsidiary have a direct or indirect interest whether leasehold or fee simple or otherwise (the “Real Property”) and the operations thereon are in compliance with all applicable Environmental Laws and permits. Except as to be disclosed in the Prospectus none of such Real Property, or the Company or its Subsidiary is subject to any judicial or administrative proceeding alleging liability under or the violation of any Environmental Laws, or to the Company’s knowledge is subject to any investigation concerning whether any remedial action is needed to respond to a release of any Hazardous Material (as defined below) into the environment. Except as to be disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, none of the Company, the Subsidiary or, to the Company’s knowledge, any occupier of the Real Property, has filed any notice under any Environmental Laws indicating past or present treatment, storage or disposal of a Hazardous Material. Except in compliance with applicable Environmental Laws, none of the Real Property has at any time been used by the Company, the Subsidiary, or, to the Company’s knowledge, by any other occupier, as a waste storage or waste disposal site or to operate a waste management business. Except as to be disclosed in the Prospectus, none of the Company, the Subsidiary or, to the Company’s knowledge, any occupier of the Real Property, generates, transports, treats, stores or disposes of any Hazardous Material (as defined below) on any of the Real Property in contravention of applicable Environmental Laws, no underground storage tanks or surface impoundments containing a petroleum product or Hazardous Material are located on any of the Real Property in contravention of applicable Environmental Laws. For the purposes of this and the preceding subparagraph, “Hazardous Material” means any contaminant, pollutant, hazardous waste, industrial waste, toxic matter or any other substance that is regulated by applicable Environmental Law;

(z)  all tax returns required to be filed by the Company or the Subsidiary have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(aa)  the Company and each of the Subsidiary maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiary and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor the Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

(bb)  neither the Company nor the Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or the Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(cc)  the Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(dd)  the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiary and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission promulgated thereunder;

(ee)  each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

(ff)  all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate;

(gg)  neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent or employee or affiliate of the Company or the Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”);

(hh)  the Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary’s capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the Subsidiary’s property or assets to the Company, except as described in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, and except, where such payment, distribution, repayment or transfer would not have a Material Adverse Effect on the Company and its Subsidiary, taken, as a whole;

(ii)  the Company has not received any notice from the TSX regarding the delisting, suspension or halting in the trading of the Common Stock from the TSX;

(jj)  except pursuant to this Agreement, neither the Company nor the Subsidiary has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement; and

(kk)  neither the Company nor the Subsidiary nor to the Company’s knowledge any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

In addition, any certificate signed by any officer of the Company or the Subsidiary and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4.  Certain Covenants of the Company. The Company hereby agrees:

(a)  to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states in the United States as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)  to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at the Underwriters' expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

(c)  if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d)  if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e)  to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(f)  subject to Section 4(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

(g)  to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(h)  upon request, to furnish to you one copy for each Managing Underwriter and one copy for underwriters’ counsel copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(i)  upon request, to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiary which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 7(e) hereof;

(j)  to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement;

(k)  to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, the MJDS Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or on the TSX and any registration thereof under the Exchange Act, or applicable Canadian law including any fees required to be paid to the Canadian Regulatory Authorities, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the performance of the Company’s other obligations hereunder, and (x) the fees and disbursements of the Underwriters’ Canadian, United States and other counsel in connection with the offering of the Shares, to a maximum of US $150,000, exclusive of disbursements and applicable taxes;

(l)  to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(m)  beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of Wellington and BMO Capital Markets Corp. (“BMO”), not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of any rights, options or warrants disclosed as outstanding in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, (C) the issuance of stock options not exercisable during the Lock-Up Period pursuant to stock option plans or other compensation arrangements described in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, (D) filing registration statements on Form S-8, (E) the issuance of securities in connection with acquisitions or similar transactions (and the filing of a registration statement in connection therewith) and (F) issuances of Common Stock, or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or warrants or other rights to purchase, the foregoing, in satisfaction of any statutory or common law preemptive rights of any holders of the Company’s Common Stock; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(m) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(n)  prior to the time of purchase, or after receiving written notice of Wellington’s intention to exercise the Over-Allotment Option but prior to the additional time of purchase, as the case may be, unless required by law or regulation, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or the Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or the Subsidiary, or the offering of the Shares, without your prior consent, not to be unreasonably withheld;

(o)  not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus, the Preliminary Pricing Prospectus or any Permitted Free Writing Prospectus;

(p)  not to, and to cause the Subsidiary not to, knowingly take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(q)  to use its reasonable best efforts to cause the Shares to be listed for quotation on the TSX and to maintain the listing of the Common Stock, including the Shares, for quotation on the TSX for at least a period of six months following the time of purchase, provided that this covenant shall not restrict the Company from entering into any subsequent transaction or reorganization; and

(r)  to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

5.  Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, the MJDS Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the OTC and the TSX and any registration thereof under the Exchange Act and any fees required to be paid to the Canadian Regulatory Authorities, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the performance of the Company’s other obligations hereunder, and (x) the fees and disbursements of the Underwriters’ Canadian, United States and other counsel in connection with the offering of the Shares, to a maximum of US $150,000, exclusive of disbursements and applicable taxes.

6.  Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5 hereof, reimburse the Underwriters for all of their out-of-pocket expenses to the extent incurred, including the reasonable fees and disbursements of their counsel to a maximum of US $150,000, exclusive of disbursements and applicable taxes.

7.  Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)  The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Shearman & Sterling LLP, United States counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Underwriters.

(b)  The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Givens Pursley LLP, Idaho counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Underwriters.

(c)  The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Parr Waddoups Brown Gee & Loveless, Nevada counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Underwriters.

(d)  The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Parr Waddoups Brown Gee & Loveless, special title counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Underwriters.

(e)  You shall have received from HJ & Associates, LLC letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to the Underwriters, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(f)  You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of White & Case LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(g)  The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(h)  At the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued and remain effective under the Act or proceedings initiated (and not revoked) under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(i)  The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit B hereto.

(j)  You shall have received each of the signed Lock-Up Agreements referred to in Section 3(t) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(k)  The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(l)  The Shares shall have been conditionally approved for listing on the TSX prior to closing, subject to standard conditions of the TSX.

(m)  The National Association of Securities Dealers, Inc. (the “NASD”) shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

8.  Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of each of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the respective Underwriter, if (1) since the time of execution of this Agreement there has been any change in the business, properties, financial condition or results of operations of the Company and the Subsidiary taken as a whole, the effect of which change is, in the sole judgment of the respective Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the TSX or the issuance of a cease trade order by the Canadian Regulatory Authorities; (B) a suspension or material limitation in trading in the securities on the TSX; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis, political or economic conditions in the United States, Canada or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the respective Underwriter, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

If any of the several Underwriters elects to terminate its obligations hereunder as provided in this Section 8, the Company and each other Underwriter shall be notified promptly in writing. In such a circumstance, the other non-terminating Underwriters shall have the right, but shall not be obligated, to purchase, all but not less than all, of the Shares which would otherwise have been purchased by the terminating Underwriter that has terminated its obligations hereunder. If, with respect to the Shares any non-terminating Underwriter elects not to exercise such right so as to assume the entire obligation of the terminating Underwriter (the Shares in respect of which the terminating Underwriter fails to purchase and the non-terminating Underwriters do not elect to purchase being hereinafter called the “Default Shares”), then the Company shall have the right to either (1) proceed with the sale of the Shares (less the Default Shares) to the non-terminating Underwriters, or (2) terminate its obligations hereunder without liability to the non-terminating Underwriters except under section 10. Nothing in this paragraph shall oblige the Company to sell to any of the Underwriters less than all of the Shares or shall relieve any of the Underwriters in default hereunder from any liability to the Company.

Except as contemplated in the previous paragraph, if the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5, 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.  Increase in Underwriters’ Commitments. Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.  Indemnity and Contribution.

(a)  The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the securities legislation of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, New Brunswick, Nova Scotia, Prince Edward Island, Newfoundland and Labrador, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any breach or alleged breach by the Company of the provisions of the Idaho Business Corporations Act (and its predecessor statutes) applicable to it relating to shareholder preemptive rights, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (iii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), the MJDS Prospectus and any amendments or supplements thereto, in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus, Permitted Free Writing Prospectus, MJDS Prospectus or issuer information, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus, Permitted Free Writing Prospectus, MJDS Prospectus or issuer information or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus, Permitted Free Writing Prospectus, MJDS Prospectus or issuer information in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)  Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus, a Permitted Free Writing Prospectus, MJDS Prospectus or issuer information or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus, Permitted Free Writing Prospectus, MJDS Prospectus or issuer information in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)  If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 10, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 10(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of any Proceeding effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)  If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

(f)  The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

11.  Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Wellington West Capital Markets, (USA) Inc., 145 King Street West, Suit 700, Toronto, Ontario, Canada M5H 1J8, Attention: Bill Washington, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 2 Bloor Street West, Suite 2102, P.O. Box 110 Toronto, Ontario, Canada M4W 3E2, Attention: Raymond Threlkeld, President, Chief Executive Officer and Director.

12.  Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.  Waiver of Right to Trial by Jury. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

14.  Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.  No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16.  Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17.  Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours, WESTERN GOLDFIELDS, INC.

By:	/s/ Brian Penny
Name: Brian Penny
Title: Chief Financial Officer

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

WELLINGTON WEST CAPITAL
MARKETS (USA) INC.

By:	/s/ Greg Thompson
Name: Greg Thompson
Title: President

BMO CAPITAL MARKETS CORP.

By:	/s/ Egizio Bianchini
Name: Egizio Bianchini
Title: Managing Director & Global Group Head, Metals & Mining

RBC CAPITAL MARKETS CORPORATION

By:	/s/ Timothy Johnston
Name: Timothy Johnston
Title: Managing Director

GMP SECURITIES L.P.

By:	/s/ Mark Wellings
Name: Mark Wellings
Title: Managing Director

RESEARCH CAPITAL USA INC.

By:	/s/ Andrew Selbie
Name: Andrew Selbie
Title: Chief Financial Officer

SCHEDULE A

Underwriter	Number of Firm Shares
WELLINGTON WEST CAPITAL MARKETS (USA) INC.	9,334,500
BMO CAPITAL MARKETS CORP.	9,334,500
RBC CAPITAL MARKETS CORPORATION	6,223,000
GMP SECURITIES L.P.	3,111,500
RESEARCH CAPITAL USA INC.	3,111,500
Total	31,115,000

SCHEDULE B

The Company’s Issuer Free Writing Prospectus dated January 18, 2007 Relating to the Pre-Pricing Prospectus.

SCHEDULE C

CANADIAN OFFERS AND SALES

1. Certain Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) the Company is eligible to file a “preliminary MJDS prospectus”, an “MJDS prospectus”, “an amendment to a preliminary MJDS prospectus”, and “an amendment to an MJDS prospectus” for a distribution of Shares in Canada under Canadian National Instrument 71-101 (“NI 71-101”);

(b) the Company has filed all documents required to be filed by it under Canadian National Instrument 51-102 and at the time of such filing, such documents did not contain a misrepresentation as defined under the Securities Act (Ontario) (a “Misrepresentation”);

(c) the Company is an “SEC Foreign Issuer” as such term is defined in Canadian National Instrument 71-102 (“NI 71-102”), was at the time of any filing of any document under NI 71-102 eligible to do so; and

(d) the Company is not the subject of a cease trade order, or management cease trade order, issued by the Canadian Regulatory Authorities, or any of them, and the Company is, to the best of its knowledge, not aware of any such order being contemplated or threatened by the Canadian Regulatory Authorities, or any of them.

2. Certain Covenants of the Company. The Company hereby agrees:

(a) The Company shall file with the Canadian Regulatory Authorities the Pre-Pricing Prospectus and the Prospectus Supplement, with such modifications, amendments or supplements as are required under NI 71-101 in order to permit the distribution, or distribution to the public, of Shares in the Canadian jurisdictions over which the Canadian Securities Regulatory Authorities have jurisdiction (the “Qualifying Canadian Jurisdictions”).

(b) The Company shall make the filings with the Canadian Regulatory Authorities contemplated in Section 2(a) concurrently with any related filing made by the Company with the Commission, or as promptly as possible thereafter.

(c) The Company will comply with the provisions of NI 71-101 and file, within the time periods required by NI 71-101, such additional certificates, documents, documents incorporated by reference, and any other materials required by NI 71-101 so as to qualify, or continue to qualify, the Shares for distribution, or distribution to the public, in the Qualifying Canadian Jurisdictions.

Schedule C

(d) The Company will make available to the Underwriters or their affiliates at such locations in Canada that they may reasonably request, as many copies of the MJDS Prospectus as amended or supplemented in accordance with NI 71-101 as the Underwriters or their affiliates may reasonably request for the purposes contemplated by applicable Canadian securities laws.

3. Certain Covenants of the Underwriters. The Underwriters hereby severally agree:

(a) During the period of distribution, or distribution to the public, of the Shares by or through the Underwriters, the Underwriters will offer and sell Shares to the public in Canada in the Qualifying Canadian Jurisdictions only and otherwise on the terms and conditions set forth in this Agreement. For the purposes of this Section 3(a), the Underwriters and their affiliates shall be entitled to assume that the Shares are qualified for distribution in any Qualifying Canadian Jurisdiction where an MRRS Decision Document has been issued with respect to an MJDS prospectus or an amendment to an MJDS prospectus, including the MJDS Prospectus.

(b) The Underwriters will comply with the securities laws of the Qualifying Canadian Jurisdictions in connection with the offer to sell and the distribution, or distribution to the public, of the Shares, in such jurisdictions.

(c)  The Underwriters will only solicit purchasers, make offers and complete sales of Shares in the Qualifying Canadian Jurisdictions through affiliates of the Underwriters duly registered under applicable Canadian securities laws as an investment dealer, or in any other category of registration that permits solicitations, offers, and sales of shares to the public in the Qualifying Canadian Jurisdictions (the “Underwriters’ Canadian Affiliates”).

(d) The Underwriters, and the Underwriters’ Canadian Affiliates, will comply with the provisions of NI 71-101 and other Canadian securities laws applicable to them, and will file, or cause to be filed, within the time periods required by NI 71-101 or otherwise under Canadian securities law, such certificates and any other materials required by NI 71-101 or otherwise under Canadian securities law to be filed by them.

After the time of purchase, the Underwriters and the Underwriters’ Canadian affiliates shall:

(a)  Use all reasonable efforts to complete the distribution of the Shares as  promptly as possible; and

(b)  Give prompt written notice to the Company when, in the opinion of the  Underwriters, they have completed distribution of the Shares and include a breakdown of  the gross proceeds realized therefrom in each of the Qualifying Canadian Jurisdictions.

SCHEDULE D

LIST OF SENIOR OFFICERS SUBJECT TO LOCK-UP AGREEMENTS

Randall Oliphant
Ray Threlkeld
Brian Penny
Gerald Ruth
Martyn Konig
Vahan Kololian

EXHIBIT A

Lock-Up Agreement

January 18, 2007

Wellington West Capital Markets (USA) Inc.
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o Wellington West Capital Markets Inc.
145 King Street West, Suite 700
Toronto, ON
Canada, M5H 1J8

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Western Gold Fields, Inc., an Idaho corporation (the “Company”) and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of Wellington West Capital Markets (USA) Inc. and BMO Capital Markets Corp., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c) dispositions to the immediate family of the undersigned or to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (d) dispositions of securities acquired in open market transactions subsequent to the date hereof, or (e) participation in tenders involving a majority of the Company’s Common Stock. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of Wellington West Capital Markets Corp. and BMO Capital Markets Corp., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

* * *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT B

OFFICERS’ CERTIFICATE

Each of the undersigned, Raymond Threlkeld, President and Chief Executive Officer of Western Gold Fields, Inc., an Idaho corporation (the “Company”), and Brian Penny, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 7(i) of that certain Underwriting Agreement dated January __, 2007 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, Wellington West Capital Markets (USA) and BMO Capital Markets Corp., that as of January __, 2007:

1.	He has reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (h) of Section 7 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In Witness Whereof, the undersigned have hereunto set their hands on this January __, 2007.

Name:	Raymond Threlkeld
Title:	President and Chief Executive
Officer

Name:	Brian Penny
Title:	Chief Financial Officer

B- 1